UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 9, 2010
(Date of earliest event reported)
Gas Natural Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	001-34585 (Commission File Number)	27-3003768 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana (Address of principal executive offices)	59401 (Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
On November 9, 2010, Gas Natural Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Janney Montgomery Scott LLC, as representative of the several underwriters named therein (the “Underwriters”) and with Richard M. Osborne, as Trustee of the Richard M. Osborne Trust UTA January 13, 1995, and Thomas J. Smith, as selling shareholders (the “Selling Shareholders”). Mr. Osborne is our chairman, chief executive officer and largest shareholder, and Mr. Smith serves as a director and as our chief financial officer. Under the Underwriting Agreement, the Underwriters agreed to purchase for resale to the public in a firm commitment underwritten offering 1,760,000 common shares of the Company’s common stock, par value $0.15 per share (“Common Shares”), from the Company and 340,000 Common Shares from the Selling Shareholders at a price of $10.00 per Common Share, less an underwriting discount of 6%. Under the Underwriting Agreement, the Company also granted to the Underwriters a 30-day option to purchase up to an additional 315,000 Common Shares (the “Option Shares”) to cover over-allotments.
The Company and the Selling Shareholders have agreed to indemnify the Underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Shareholders, and customary conditions to closing. The offering is expected to close on November 15, 2010, subject to the conditions stated in the Underwriting Agreement.
The offering is being made pursuant to the Company’s effective Registration Statement on Form S-1 (Registration No. 333-167859), as amended and supplemented by a final prospectus dated November 10, 2010. The Company will not receive any of the proceeds from the sale of Common Shares by the Selling Shareholders.
The foregoing summary of the Underwriting Agreement is incomplete and is qualified in its entirety by the Underwriting Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	Underwriting Agreement, dated November 9, 2010, by and among Gas Natural Inc., the Selling Shareholders named therein, and Janney Montgomery Scott LLC, as representative of the several underwriters named therein.

99.1	Press Release dated November 10, 2010

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.
By:	/s/ Thomas J. Smith
	Name:	Thomas J. Smith
	Title:	Vice President and Chief Financial Officer

Dated: November 15, 2010

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Underwriting Agreement, dated November 9, 2010, by and among Gas Natural Inc., the Selling Shareholders named therein, and Janney Montgomery Scott LLC, as representative of the several underwriters named therein

99.1	Press Release dated November 10, 2010